UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Latch, Inc. (“Latch” or the “Company”) to amend the Current Report on Form 8-K filed by the Company on July 3, 2023 (the “Original Report”) in connection with the completion, on July 3, 2023 (the “Closing Date”), of the acquisition by the Company of Honest Day’s Work, Inc. (“HDW”). Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, HDW, LS Key Merger Sub 1, Inc., a wholly owned subsidiary of the Company (“Merger Sub 1”), and LS Key Merger Sub 2, LLC, a wholly owned subsidiary of the Company (“Merger Sub 2”), (i) Merger Sub 1 merged with and into HDW, with HDW continuing as the surviving corporation (the “First Merger”), and subsequently, (ii) HDW merged with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a wholly owned subsidiary of the Company (together with the First Merger, the “Mergers”).

This Amendment is being filed for the purpose of satisfying the Company’s obligation to file the financial statements required in connection with the Mergers by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the Original Report. No changes are being made to the Original Report other than to add the disclosure set forth in this Amendment.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of HDW as of December 31, 2022 and for the period from June 24, 2022 (inception) through December 31, 2022, together with the related notes and auditor’s report thereon, are attached as Exhibit 99.1 hereto and are incorporated by reference.

HDW was formed June 24, 2022. As a result, there are no financial statements as of and for the year ended December 31, 2021.
The unaudited financial statements of HDW as of and for the quarter ended March 31, 2023, together with the notes thereon, are attached as Exhibit 99.2 hereto and are incorporated by reference.

(b) Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Amendment. As a result of the Company’s ongoing restatement of certain of its historical financial statements (the “Restatement”), the Company’s financial statements as of and for the year ended December 31, 2022 have not been issued. As a result, the Company is unable to provide any pro forma combined financial information of HDW and the Company. Upon completion of the Restatement, the Company expects to file an amendment to the Original Report to provide such pro forma combined financial information.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Marcum LLP, independent registered public accounting firm for Honest Day’s Work, Inc.
99.1	Audited Financial Statements of Honest Day’s Work, Inc. as of December 31, 2022 and for the period from June 24, 2022 (Inception) through December 31, 2022.
99.2	Financial Statements of Honest Day’s Work, Inc. as of and for the quarter ended March 31, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL and embedded within the Interactive Data Files submitted under Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	September 18, 2023	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President, General Counsel and Secretary